First Keystone Corporation 5/20/2013 1 May 16, 2013 Your Key To Progress Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 2 Annual Shareholder Meeting Matthew Prosseda President and CEO

5/20/2013 3

Average Earning Assets 5/20/2013 4 First Keystone Corporation $391,863 $408,448 $410,427 $412,543 $423,580 $234,913 $253,319 $298,147 $321,837 $321,208 $230,000 $280,000 $330,000 $380,000 $430,000 $480,000 2008 2009 2010 2011 2012 Average Loan and Investment Balances Net Loans Investments

Asset Yields (tax equivalent) 5/20/2013 5 First Keystone Corporation 6.55% 6.16% 6.01% 5.75% 5.45% 6.27% 5.84% 5.13% 4.83% 4.51% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 2008 2009 2010 2011 2012 Loan and Investment Yields (tax equivalent) Loan Yields Investment Yields

Interest Income (tax equivalent) 5/20/2013 6 First Keystone Corporation $25,683 $25,155 $24,666 $23,738 $23,103 $13,751 $14,574 $15,282 $15,559 $14,492 $10,000 $15,000 $20,000 $25,000 $30,000 2008 2009 2010 2011 2012 Loan and Investment Income (tax equivalent) Loan Income Investment Income

Average Total and Earning Assets 5/20/2013 7 First Keystone Corporation $700,611 $749,798 $819,625 $821,148 $812,980 $630,727 $680,224 $749,733 $748,785 $747,579 $470,000 $550,000 $630,000 $710,000 $790,000 $870,000 2008 2009 2010 2011 2012 Average Total and Earning Assets Average Assets Average Earning Assets

Average Interest Bearing Liabilities 5/20/2013 8 First Keystone Corporation $458,396 $500,850 $557,506 $558,321 $538,549 $101,349 $104,203 $101,366 $92,265 $86,839 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2008 2009 2010 2011 2012 Average Interest Bearing Deposits and Borrowings Deposits Borrowings

Liability Costs 5/20/2013 9 First Keystone Corporation 3.03% 2.27% 1.63% 1.20% 0.85% 4.15% 4.03% 3.58% 2.91% 2.25% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2008 2009 2010 2011 2012 Deposit and Borrowing Costs Deposits Borrowings

Interest Expense 5/20/2013 10 First Keystone Corporation $13,908 $11,364 $9,111 $6,718 $4,556 $4,208 $4,201 $3,631 $2,687 $1,958 $0 $5,000 $10,000 $15,000 2008 2009 2010 2011 2012 Deposit and Borrowing Expense Deposit Costs Borrowing Costs

Net Interest Income (tax equivalent) 5/20/2013 11 First Keystone Corporation $21,410 $24,173 $27,234 $29,897 $31,082 $15,000 $20,000 $25,000 $30,000 $35,000 2008 2009 2010 2011 2012 Net Interest Income (tax equivalent)

Net Interest Margin 5/20/2013 12 First Keystone Corporation 3.39% 3.55% 3.63% 3.99% 4.16% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 2008 2009 2010 2011 2012 Net Interest Margin

Non - Interest Income and Expense 5/20/2013 13 First Keystone Corporation $4,194 $4,437 $4,795 $4,320 $5,120 $13,923 $15,594 $17,272 $17,695 $19,587 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2008 2009 2010 2011 2012 Non - Interest Income and Expense* Interest Income Interest Expense *Before Gains on Sale of Investment Securities, FHLB Prepayment Penalty (2012) and Loss (and Recovery) due to Defalcation (2009 - 2010)

Net Income 5/20/2013 14 First Keystone Corporation $7,551 $7,937 $8,961 $9,907 $10,170 $7,000 $8,000 $9,000 $10,000 $11,000 2008 2009 2010 2011 2012 Net Income After Taxes Net Income

Income Measures 5/20/2013 15 First Keystone Corporation 10.72% 10.88% 10.98% 11.57% 10.19% 1.08% 1.06% 1.09% 1.21% 1.25% 1.00% 1.10% 1.20% 1.30% 10.00% 10.40% 10.80% 11.20% 11.60% 12.00% 2008 2009 2010 2011 2012 Return on Average Assets and Equity ROAE ROAA

Shareholder’s Equity 5/20/2013 16 First Keystone Corporation $70,449 $72,926 $81,585 $85,609 $99,834 $65,000 $70,000 $75,000 $80,000 $85,000 $90,000 $95,000 $100,000 $105,000 2008 2009 2010 2011 2012 Average Shareholder’s Equity Shareholder's Equity

Earnings and Dividends per Share 5/20/2013 17 First Keystone Corporation $1.39 $1.46 $1.65 $1.82 $1.86 $0.89 $0.92 $0.93 $0.97 $1.01 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2008 2009 2010 2011 2012 Earnings and Dividends per Share Earnings Dividends

Income Statement (in thousands) 5/20/2013 18 First Keystone Corporation Net Interest Income +Non - Interest Income =Operating Revenue - Loan Loss Provision =Pre - Tax Income - Income Tax Expense =Net Income Earnings Per Share March 31, 2013 December 31, 2012 %Change $6,598 1,522 $8,120 400 4,727 $2,993 467 $2,526 (8.7) 134.2 3.0 0.0 (1.8) 12.3 (5.5) 16.3 - Non - Interest Expense .47 20.5 $7,230 650 $7,880 400 4,814 $2,666 494 $2,172 .39

Balance Sheet (in thousands) 5/20/2013 19 First Keystone Corporation Cash Due From Banks Investment Securities Loans - Net Fixed Assets Other Assets Total Assets Liabilities and Capitals Non - Interest Bearing Deposits Interest Bearing Accounts Total Deposits Borrowed Funds Other Liabilities Capital Total Liabilities & Capital $ 16,356 306,580 422,508 20,216 49,025 $814,685 (21.8) 0.9 (1.1) 4.4 0.5 (0.6) March 31, 2013 December 31, 2012 % Change $ 84,807 546,777 $631,584 63,763 15,453 103,885 $814,685 11.0 2.7 3.7 (36.0) 88.2 0.5 (0.6) $ 20,920 303,756 427,124 19,363 48,803 $819,966 $ 76,418 532,416 $608,834 99,589 8,213 103,330 $819,966

First Keystone Corporation 5/20/2013 20 Kevin Miller Chief Operating Officer Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 21 Your Key To Community Office Expansion Annual Shareholder Meeting Kingston construction begins March 2012

First Keystone Corporation 5/20/2013 22 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 23 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 24 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 25 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 26 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 27 Your Key To State of the Art Banking in Kingston Opened August 2012 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 28 Kingston Deposit Numbers Annual Shareholder Meeting $34,534,641.21 $36,969,707.31 $42,879,627.79 $0.00 $5,000,000.00 $10,000,000.00 $15,000,000.00 $20,000,000.00 $25,000,000.00 $30,000,000.00 $35,000,000.00 $40,000,000.00 $45,000,000.00 $50,000,000.00 1-Jul-12 1-Aug-12 1-Sep-12 1-Oct-12 1-Nov-12 1-Dec-12 1-Jan-13 1-Feb-13 1-Mar-13 1-Apr-13 1-May-13 Kingston

First Keystone Corporation 5/20/2013 29 Your Key To New Opportunities – The Dallas Market Annual Shareholder Meeting Opened March 18, 2013 Branch Manager Martin Leandri Address 2325 Memorial Highway Dallas, PA

First Keystone Corporation 5/20/2013 30 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 31 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 32 Dallas deposit numbers Annual Shareholder Meeting 0.00 $1,106,822.79 0.00 200,000.00 400,000.00 600,000.00 800,000.00 1,000,000.00 1,200,000.00 1-Mar-13 1-Apr-13 1-May-13 Dallas

First Keystone Corporation 5/20/2013 33 Dallas Public Opening Celebration Saturday, June 8th from 9am - 12pm Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 34 Your Key To Shickshinny Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 35 Your Key To Shickshinny Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 36 Shickshinny demolition Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 37 Shickshinny branch Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 38 Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 39 Shickshinny potential Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 40 Your Key To Downtown Berwick Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 41 Main office – new front entrance. Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 42 Annual Shareholder Meeting $842,911 - $15,262 $247,493 $6,509,704 $5,909,920 - $480,338 $409,732 $1,916,286 $1,351,136 - $775,469 - $2,609,364 $304,886 $5,085,704 $1,140,787 $156,091 $1,864,986 $1,106,823 -$4,000,000 -$2,000,000 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $22,966,029 Deposit Gains in 2013 As of May 10, 2013

First Keystone Corporation 5/20/2013 43 Main office drive - thru Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 44 Main office back entryway showcase Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 45 Main office teller line Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 46 Main office new accounts offices Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 47 Main office Branch Managers office Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 48 Main office front entrance Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 49 Your Key To Financial Services Annual Shareholder Meeting

First Keystone Corporation 5/20/2013 50 Annual Shareholder Meeting Financial Services Assets Under Management: Retail Non-deposit $ 30,000,000.00 Trust $140,000,000.00 Total Assets $170,000,000.00 2012 Net Income from Operations: Retail Non-deposit $ 121,820.55 Trust $ 262,003.28 Total $ 383,823.83

First Keystone Corporation 5/20/2013 51 Your Key To Commercial and Consumer Lending. Annual Shareholder Meeting Loans Net of Unearned Interest 2012 - $432,896,000 2011 - $415,995,000

First Keystone Corporation 5/20/2013 52 Annual Shareholder Meeting Gross Loans Comparison

First Keystone Corporation 5/20/2013 53 Your Key To Mortgage Lending Annual Shareholder Meeting Gain on Sale of Loans 2012 - $1,016,000 2011 - $368,000

First Keystone Corporation 5/20/2013 54 Annual Shareholder Meeting Residential Mortgage Active Pipeline

First Keystone Corporation 5/20/2013 55 Annual Shareholder Meeting Soon to be 18 branch locations

First Keystone Corporation 5/20/2013 56 Thank - you for attending! Our Key To a great bank is you! Stock Price 5 - 15 - 2013 - $ 26.00 12 - 31 - 2012 - $25.20 12 - 31 - 2011 - $20.50